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                                   APPENDIX A

                           (As revised July 17, 1997)

                        List of Funds and Their Classes

1.  Delaware Group Equity Funds I, Inc.

          Delaware Fund

                Delaware Fund A Class
                Delaware Fund B Class
                Delaware Fund C Class
                Delaware Fund Institutional Class

          Devon Fund

                Devon Fund A Class
                Devon Fund B Class
                Devon Fund C Class
                Devon Fund Institutional Class

2.  Delaware Group Equity Funds III, Inc.

                Trend Fund A Class
                Trend Fund B Class
                Trend Fund C Class
                Trend Fund Institutional Class

3.  Delaware Group Equity Funds V, Inc.

          SmallCap Value Fund

                SmallCap Value Fund A Class
                SmallCap Value Fund B Class
                SmallCap Value Fund C Class
                SmallCap Value Fund Institutional Class

          Retirement Income Fund (Added November 29, 1996)

                Retirement Income Fund A Class
                Retirement Income Fund B Class
                Retirement Income Fund C Class
                Retirement Income Fund Institutional Class

4.  Delaware Group Equity Funds IV, Inc.

          DelCap Fund

                DelCap Fund A Class
                DelCap Fund B Class
                DelCap Fund C Class
                DelCap Fund Institutional Class


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          Capital Appreciation Fund (Added November 29, 1996)

                Capital Appreciation Fund A Class
                Capital Appreciation Fund B Class
                Capital Appreciation Fund C Class
                Capital Appreciation Fund Institutional Class

5.  Delaware Group Equity Funds II, Inc.

          Decatur Income Fund

                Decatur Income Fund A Class
                Decatur Income Fund B Class
                Decatur Income Fund C Class
                Decatur Income Fund Institutional Class

          Decatur Total Return Fund

                Decatur Total Return Fund A Class
                Decatur Total Return Fund B Class
                Decatur Total Return Fund C Class
                Decatur Total Return Fund Institutional Class

          Blue Chip Fund (Added February 21, 1997)

                Blue Chip Fund A Class
                Blue Chip Fund B Class
                Blue Chip Fund C Class
                Blue Chip Fund Institutional Class

          Quantum Fund (Added February 21, 1997)

                Quantum Fund A Class
                Quantum Fund B Class
                Quantum Fund C Class
                Quantum Fund Institutional Class

6.  Delaware Group Global & International Funds, Inc.

          International Equity Fund

                International Equity Fund A Class
                International Equity Fund A Blass
                International Equity Fund A Class
                International Equity Fund Institutional Class

          Global Bond Fund

                Global Bond Fund A Class
                Global Bond Fund B Class
                Global Bond Fund C Class
                Global Bond Fund Institutional Class

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          Global Assets Fund

                Global Assets Bond Fund A Class
                Global Assets Bond Fund B Class
                Global Assets Bond Fund C Class
                Global Assets Bond Fund Institutional Class

          Emerging Markets Fund (Added July 21, 1997)

                Emerging Markets Fund A Class
                Emerging Markets Fund B Class
                Emerging Markets Fund C Class
                Emerging Markets Fund Institutional Class

          International SmallCap Fund (Added July 21, 1997)

                International SmallCap Fund A Class
                International SmallCap Fund B Class
                International SmallCap Fund C Class
                International SmallCap Fund Institutional Class

          Global Equity Fund (Added July 21, 1997)

                Global Equity Fund A Class
                Global Equity Fund B Class
                Global Equity Fund C Class
                Global Equity Fund Institutional Class

7.  Delaware Group Income Funds, Inc.

          Strategic Income Fund (Added September 30, 1996)

                Strategic Income Fund A Class
                Strategic Income Fund B Class
                Strategic Income Fund C Class
                Strategic Income Fund Institutional Class

8.  Voyageur Mutual Funds III, Inc.

          Tax-Efficient Equity Fund (Series E) (Added July 1, 1997)*

                Tax-Efficient Equity Fund A Class
                Tax-Efficient Equity Fund B Class
                Tax-Efficient Equity Fund C Class
                Tax-Efficient Equity Fund Institutional Class

* The Institutional Class was added on August 28, 1997.